UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 17, 2009

SED International Holdings, Inc.
(Exact name of Registrant as specified in its charter)

Georgia	0-16345	22-2715444
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4916 North Royal Atlanta Drive, Tucker, Georgia	30084
(Address Of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (770) 491-8962

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Matters.

           On December 17, 2009, SED International Holdings, Inc. (the “Company”) issued a press release, a copy of which is attached as Exhibit 99.1. hereto, announcing the election of Samuel A. Kidston as Chairman of the Board of Directors of the Company and reporting that at the 2009 Annual Meeting of Shareholders, held on December 15, 2009, its shareholders:

  elected Stephen Greenspan and Joseph Segal as directors;

  approved the 2009 Incentive Compensation Plan; and

  approved the appointment, on an advisory basis, of JH Cohn LLP as its independent accountants for fiscal 2010.

          The specific votes were as follows:

1.	The election of directors:

	VOTES
NAME	FOR	WITHHELD
Stephen Greenspan	3,939,771	77,598
Joseph Segal	3,939,771	77,598

2.	The approval of the compensation plan:

VOTES			BROKER
FOR	AGAINST	ABSTAIN	NON-VOTES
1,470,791	835,573	779	1,710,226

3.	The approval of auditors:

VOTES
FOR	AGAINST	ABSTAIN
3,897,043	119,957	368

Item 9.01.      Financial Statements and Exhibits.

     (d) Exhibits

Exhibit
No.	Description

99.1	Press release dated December 17, 2009.

* * * * * *

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SED International Holdings, Inc.

Dated: December 17, 2009	By:	/s/ Jonathan Elster
Jonathan Elster,
President and Chief Executive
Officer